THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

Nestbuilder.com Corp.

COMMON STOCK PURCHASE WARRANT

Issue Date: August 20, 2019

Holder: [________]	Number of Warrants: [________]

THIS CERTIFIES THAT the Holder is the owner of the number of Warrants set forth above of Nestbuilder.com Corp., a Nevada corporation (hereinafter called the “Company”). Each Warrant entitles the Holder to purchase one share (collectively the “Warrant Shares”) of the common stock of the Company (“Common Stock”) at an exercise price of $0.20 per share (the “Exercise Price”) at any time during the period commencing on August 20, 2019 and ending on August 20, 2024 (the “Expiration Date”).

1. Method of Exercise; Payment.

(a) Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company, and by the payment to the Company, by certified, cashier’s or other check acceptable to the Company or by wire transfer to an account designated by the Company, of an amount equal to the aggregate Exercise Price of the Warrant Shares being purchased.

(b) Net Issue Exercise. In lieu of exercising this Warrant, the Holder may elect to receive Warrant Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

Y (A-B) X = ——————— A

Where:	X	=	the number of the Warrant Shares to be issued to the Holder.

	Y	=	the number of the Warrant Shares purchasable under this Warrant.

	A	=	the fair market value of one Warrant Share on the date of determination.

	B	=	the per share Exercise Price (as adjusted to the date of such calculation).

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(c) Fair Market Value. For purposes of this Section 1, the per share fair market value of the Warrant Shares shall mean:

(i) If the Company’s Common Stock is publicly traded, the per share fair market value of the Warrant Shares shall be the average of the closing prices of the Common Stock as quoted on the OTC Markets, or the principal exchange on which the Common Stock is listed, in each case for the fifteen trading days ending five trading days prior to the date of determination of fair market value;

(ii) If the Company’s Common Stock is not so publicly traded, the per share fair market value of the Warrant Shares shall be such fair market value as is determined in good faith by the Board of Directors of the Company after taking into consideration factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm’s length.

(d) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Warrant Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

2. Stock Fully Paid; Reservation of Shares. All of the Warrant Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

3. Adjustments. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a) Adjustment for Reclassifications. In case at any time or from time to time after the issue date the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property (including cash) by way of stock split, spin-off, reclassification, combination of shares or similar corporate rearrangement (exclusive of any stock dividend of its or any subsidiary’s capital stock), then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property which such Holder would hold on the date of such exercise if on the issue date he had been the holder of record of the number of shares of Common Stock of the Company called for on the face of this Warrant and had thereafter, during the period from the issue date, to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period. In the event of any such adjustment, the Exercise Price shall be adjusted proportionally.

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(b) Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the issue date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities or property to which such Holder would be entitled had the Holder exercised this Warrant immediately prior thereto, the number of shares of stock or other securities or property to which such Holder would be entitled had the Holder exercised this Warrant immediately prior thereto, all subject to further adjustment as provided herein; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

4. Notice of Adjustments. Whenever the number of Warrant Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 3 hereof, the Company shall provide notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number and class of shares which may be purchased thereafter and the Exercise Price therefor after giving effect to such adjustment.

5. Fractional Shares. The Company shall not be required to issue fractional shares of Common Stock on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section, be issuable on the exercise of any Warrant (or specified portion thereof) then such fractional share shall be rounded up to the nearest whole share.

6. Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Warrant Shares pursuant hereto and the performance of the Company’s obligations hereunder were taken prior to and are effective as of the effective date of this Warrant.

7. Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

(a) This Warrant and the Warrant Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the “Act”). Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

(b) The Holder understands that the Warrant and the Warrant Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(a)(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration.

(c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Warrant and the Warrant Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

(d) The Holder is able to bear the economic risk of the purchase of the Warrant Shares pursuant to the terms of this Warrant.

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8. Restrictive Legend. The Warrant Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.

9. Restrictions Upon Transfer and Removal of Legend.

(a) The Company need not register a transfer of this Warrant or Warrant Shares bearing the restrictive legend set forth in Section 8 hereof, unless the conditions specified in such legend are satisfied. The Company may also instruct its transfer agent not to register the transfer of the Warrant Shares, unless one of the conditions specified in the legend referred to in Section 8 hereof is satisfied.

(b) Notwithstanding the provisions of paragraph (a) above, no opinion of counsel shall be necessary for a transfer without consideration by any holder (i) if such holder is a partnership, to a partner or retired partner of such partnership who retires after the date hereof or to the estate of any such partner or retired partner, or (ii) if such holder is a corporation, to a shareholder of such corporation, or to any other corporation under common control, direct or indirect, with such holder.

10. Rights of Shareholders. No holder of this Warrant shall be entitled as a Warrant holder, to vote or receive dividends or be deemed the holder of any Warrant Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. The holder of this Warrant will not be entitled to share in the assets of the Company in the event of a liquidation, dissolution or the winding up of the Company.

11. Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Holder, at the Holder’s address as set forth on the books of the Company, and (ii) if to the Company, at the address of its principal corporate offices (attention: Alex Aliksanyan, CEO), or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

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12. Exercise Limitation. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 4.999% (the “Maximum Percentage”) of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. The Company’s obligation to issue shares of Common Stock in excess of the limitation referred to in this Section shall be suspended (and shall not terminate or expire notwithstanding any contrary provisions hereof) until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation, but in no event later than the Expiration Date. By written notice to the Company, the Holder may waive the provisions of this Section or increase or decrease the Maximum Percentage to any other percentage specified in such notice, but (i) any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver or increase or decrease will apply only to the Holder and not to any other holder of Warrants.

13. Registration Rights Agreement. For the term of this Warrant, the Holder shall have registration rights related to the Warrant Shares as follows:

(a) Right to Piggyback. Whenever the Company proposes to register any of its securities (including any proposed registration of the Company’s securities by any third party) under the Securities Act and the registration form to be used may be used for the registration of any of the Warrant Shares, the Company shall give prompt written notice to the Holders of its intention to effect such a registration and, subject to the terms of paragraphs (c) and (d) hereof, shall include in such registration all Warrant Shares with respect to which the Company has received written requests for inclusion therein (“Piggyback Registration”) within 10 days after the receipt of the Company’s notice.

(b) Piggyback Expenses. The registration expenses of the Holders shall be paid by the Company in all Piggyback Registrations.

(c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the securities requested to be included in such registration by the Holder, pro rata with all other common stockholders with Piggyback Registration rights on the basis of the number of shares requested to be included therein by each such holder, and (iii) third, other securities requested to be included in such registration pro rata among the holders thereof on the basis of the number of shares requested to be included therein.

(d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the securities requested to be included in such registration by the Holder, pro rata with all other common stockholders with Piggyback Registration rights on the basis of the number of shares requested to be included therein by each such holder, and (iii) third, other securities requested to be included in such registration pro rata among the holders thereof on the basis of the number of shares requested to be included therein.

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14. Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

15. Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

16. Governing Law; Venue. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflicts of law provisions of the State of Nevada or of any other state. The parties agree that any action brought to enforce the terms of this Warrant will be brought in the appropriate federal or state court having jurisdiction over Clark County, Nevada, United States of America.

17. Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

18. Attorneys’ Fees. Should either party commence any legal action or proceeding in order to enforce or interpret this Warrant or any term or provision hereof, then in addition to any damages or remedies that may be awarded or granted to the prevailing party therein, the prevailing party shall be entitled to have and recover from the losing party such prevailing party’s reasonable attorneys’ fees and costs incurred in connection therewith.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

COMPANY:

Nestbuilder.com Corp., a Nevada corporation

Name:	Alex Aliksanyan
Title:	Chief Executive Officer

Accepted and Agreed:

HOLDER:

Name:

[Signature Page to Common Stock Purchase Warrant]

EXHIBIT A

NOTICE OF EXERCISE

TO:	Nestbuilder.com Corp. 201 W. Passaic Street, Suite 301 Rochelle Park, NJ Attention: Alex Aliksanyan

1. The undersigned hereby elects to purchase _________________Warrant Shares of Nestbuilder.com Corp. pursuant to the terms of the attached Warrant.

2. Method of Exercise (Please initial the applicable blank):

[ ]	The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith or by concurrent wire transfer payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

[ ]	The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 1(b) of the Warrant.

3. Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_________________________________________

(Name)

_________________________________________

_________________________________________

(Address)

4. The undersigned hereby represents and warrants that the aforesaid Warrant Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 7 of the attached Warrant are true and correct as of the date hereof.

Name:
Title:

Date: ______________________________